                       Federal Income Tax Allocation Agreement
                       For the Period Starting January 1, 1993



This Consolidated Federal Income Tax Allocation Agreement is entered into this 6th day of August, 1993 to be effective for the period starting January 1, 1993 between Blue Cross & Blue Shield United of Wisconsin (BCBSU), United Wisconsin Insurance Company (UWIC), United Wisconsin Services, Inc. (UWSI), United Wisconsin Proservices, Inc. (UWPS), United Wisconsin Life Insurance Company (UWLIC), Compcare Health Services Insurance Corporation (CHSIC), Take Control, Inc. (TC), Meridian Resource, Inc. (MR), Valley Health Plan, Inc. (MHP) and United Wisconsin Capital Corporation
(UWCC).

Now, therefore, in consideration of their mutual promises and other good and valuable consideration, BCBSU and each of the subsidiaries on its own behalf agrees to the attached Federal Tax Allocation Agreement dated August 6, 1993.

In witness whereof, the parties hereto have executed this amendment as of the day and year first above written.

Exhibit I

                                    August 6, 1993
                     Tax Allocation Agreement for the BCBS Group
                              Effective January 1, 1993

The steps required to determine the tax or benefit allocated to each member are as follows:

1. Determine each member's ordinary taxable income and net capital gain for the year (before NOL carryforwards).

     A member with ordinary income and/or net capital gain is charged a tax expense equal to 34% of these amounts.

2. Determine each member's current year net capital loss and current year ordinary loss. If a member's current year losses are used in the consolidated return, the member receives a 34% tax benefit for the use of its current year capital losses and a 34% benefit for the use of its current year ordinary losses.

3. Determine each member's NOL and capital loss carryforwards that can be utilized in the consolidated tax return. Carryforwards can be utilized in the order of taxable years in which such losses are sustained beginning with the taxable year which ends earliest and applying all losses from taxable years ending on the same date on a pro rata basis. The

     Separate Return Limitation Year (SRLY) rules also apply in determining whether a loss carryover can be utilized.

     Each member receives a 34% tax benefit if its NOL carryover is used to offset ordinary income. If a capital loss and/or NOL carryover is used to offset current year consolidated capital gain, the member also receives a 34% tax benefit.

4. If a member's ITC credit carryover is utilized in the consolidated tax return, the member receives a tax benefit equal to 100% of the ITC utilized.

5. A member will receive a benefit for 100% of the alternative minimum tax credit attributable to that member that's utilized in the consolidated return. The amount of alternative minimum tax credit of a member utilized in any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

     The amount of the credit attributed to a member for any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

6.   A member is charged 100% of its ITC recapture for the year.

7. The consolidated environmental tax is allocated to a member in accordance with the following formula:

     Member's modified alternative minimum taxable income (1)

     Less: $2,000,000 divided by the number of members in the group

                                      x .0012 =

               Member's portion of consolidated environmental tax
     Note that a member with negative modified alternative minimum taxable income will be allocated a tax benefit with respect to the environmental tax.

8. A member is allocated alternative minimum tax equal to the alt min credit that's attributed to that member for the year. (See point 5.)

9. Each member's tax charges and tax benefits are totalled resulting in the tax allocation to that member for the period.





--------------------
     (1)  As defined in Section 59A(b) of the IRC

                    Blue Cross & Blue Shield United of Wisconsin


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                          United Wisconsin Insurance Company
                       United Wisconsin Life Insurance Company
                          United Wisconsin Proservices, Inc.
                           United Wisconsin Services, Inc.


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                      Compcare Health Services Insurance Company


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer

                                  Take Control, Inc.


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                               Meridian Resource, Inc.


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                               Valley Health Plan, Inc.


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                         United Wisconsin Capital Corporation


                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer

                 Amendment to Federal Income Tax Allocation Agreement
                       for the Period Starting January 1, 1993


This amendment to the consolidated Federal Income Tax Allocation Agreement is entered into this 9th day of May, 1994 to be effective for the period starting January 1, 1993 between Blue Cross & Blue Shield United of Wisconsin (BCBSU), United Wisconsin Insurance Company (UWIC), United Wisconsin Services, Inc.
(UWSI), United Wisconsin Proservices, Inc. (UWPS), United Wisconsin Life Insurance Company (UWLIC), Compcare Health Services Insurance Corporation (CHSIC), Take Control, Inc. (TC), Meridian Resource, Inc. (MR), Valley Health Plan, Inc. (VHP) and United Wisconsin Capital Corporation (UWCC).


This amendment is made part of the Consolidated Federal Income Tax Allocation Agreement dated August 6, 1993 for the period starting January 1, 1993.


Under this amendment, the tax rate is changed from 34% to 35%.


Now, therefore, in consideration of their mutual promises and other good and valuable consideration, BCBSU and each of the subsidiaries on its own behalf agrees to the attached Federal Tax Allocation Agreement dated August 6, 1993.


In witness whereof, the parties hereto have executed this amendment as of the day and year first above written.

                    Blue Cross & Blue Shield United of Wisconsin



                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                          United Wisconsin Insurance Company
                       United Wisconsin Life Insurance Company
                          United Wisconsin Proservices, Inc.
                           United Wisconsin Services, Inc.



                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                    Compcare Health Services Insurance Corporation



                    By:/s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:/s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer

                                  Take Control Inc.



                    By:     /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:     /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                               Meridian Resources, Inc.



                    By:     /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:     /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer



                               Valley Health Plan, Inc.



                    By:     /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:     /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                         United Wisconsin Capital Corporation


                    By:     /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President



                    By:     /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer